AXA Equitable Life Insurance Company

Supplement Dated August 15, 2018 to the current prospectuses for:

•	Incentive Life Optimizer®
•	Incentive Life Optimizer® II
•	IncentiveLife Optimizer® III
•	Incentive Life® ’06
•	Incentive Life Legacy®
•	Incentive Life Legacy® II
•	IncentiveLife Legacy® III

This Supplement updates certain information in the most recent prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the ‘‘Prospectus’’). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

This Supplement updates the “Long-Term Care ServicesSM Rider” section of your Prospectus by inserting the following paragraphs at the end of the “Elimination Period” subsection:

“In addition, and solely at our discretion, we may deem the elimination period to be satisfied if (i) the insured person receives qualified long-term care services from a U.S. licensed health care practitioner for at least 60 days within a consecutive period of 90 days starting on the first day on which such services are first provided; and (ii) a U.S, licensed health care practitioner provides written certification that the insured person is chronically ill and is expected to require qualified long term care services for the remainder of his or her life.

Once the elimination period has been satisfied, you can submit a claim for reimbursement of expenses incurred for qualified long-term care services during the elimination period. The amount of any such reimbursement payment will be deducted from the maximum total benefit.”

AXA Equitable Life Insurance Company

1290 Avenue of the Americas

New York, NY 10104

Copyright 2018 AXA Equitable Life Insurance Company. All rights reserved.

EVM-03 (8.18)	#635120
NB/IF	Catalog #158925 (8.18)